Exhibit No. 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of Ambassador Food Services Corporation (the "Company") on Form 10-KSB for the year ended May 27, 2004, filed with the Securities and Exchange Commission (the "Report"), I, Robert A. Laudicina, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and consolidated results of operations of the Company for the periods presented.

                                By  /s/  Robert A. Laudicina
                                    ---------------------------------------
Date: 8/25/04                       Robert A. Laudicina
                                    Chief Executive Officer and Principal
                                    Financial Officer
                                    Ambassador Food Services Corporation